Exhibit 10.3
CONSENT TO ASSIGNMENT
     This Consent to Assignment (the “Consent”) is given as of this 9th day of August, 2006, by Iowa Renewable Energy, LLC (“Iowa Renewable Energy”), located in Washington, Iowa.
     RECITALS: REG, LLC (f/k/a Renewable Energy Group, LLC) entered into contracts with Iowa Renewable Energy with respect to the construction of their biodiesel facility as set out on the Exhibit A attached hereto (collectively “Agreements”).
     REG, LLC, InterWest, L.C., and West Central Cooperative joined their forces to expand upon their biodiesel construction, management and marketing efforts by creating Renewable Energy Group, Inc. (“REG, Inc.”) on July 31, 2006. In order to be continuing to fulfill the obligations under the Agreements, Renewable Energy Group, Inc. would desire to confirm Iowa Renewable Energy’s consent to an assignment of REG, LLC’s rights in the Agreements to REG, Inc.
     Performance of the Agreements will continue under the same leadership and personnel, supported by the same strategic partners as were involved previously under REG, LLC. By signature hereto, Renewable Energy Group, Inc. assumes and agrees to perform and discharge all obligations as set forth in the Agreements previously entered into by REG, LLC with Iowa Renewable Energy.

REG, LLC (f/k/a Renewable Energy Group, LLC)		RENEWABLE ENERGY GROUP, INC.

By	/s/ Nile Ramsbottom	By	/s/ Jeffrey Stroburg

Nile Ramsbottom, President			Jeffrey Stroburg, CEO
CONSENT TO ASSIGNMENT
     Iowa Renewable Energy hereby consents to the assignment of the Agreements to Renewable Energy Group, Inc.

IOWA RENEWABLE ENERGY, LLC

By	/s/ Michael J. Bohannan

President (Title)

EXHIBIT A
AGREEMENTS BETWEEN REG, LLC and IOWA RENEWABLE ENERGY
Iowa Renewable Energy: AGCA Standard Form of Design Build Agreement and General Conditions Between Owner and Contractor dated May 2, 2006, by and between Renewable Energy Group and Iowa Renewable Energy, LLC, with respect to the Iowa Renewable Energy biodiesel facility in Washington, Iowa; Agreement for Pre-Construction Services dated February 17, 2006, by and between Iowa Renewable Energy, LLC, and REG, LLC (f/k/a Renewable Energy Group, LLC), joined therein by West Central Cooperative and Todd & Sargent, Inc., as guarantors; Agreement for Phase 1 Services and Statement of Intent dated September 22, 2005, by and between Iowa Renewable Energy, LLC, and REG, LLC (f/k/a Renewable Energy Group, LLC); Agreement for Phase 2 Services dated September 22, 2005, by and between Iowa Renewable Energy, LLC, and REG, LLC (f/k/a Renewable Energy Group, LLC); and Addendum to Agreements for Phase 1 and Phase 2 Services and Statement of Intent dated September 29, 2005, by and between Iowa Renewable Energy, LLC, and REG, LLC (f/k/a Renewable Energy Group, LLC).